Income Taxes	9 Months Ended	12 Months Ended
	Sep. 30, 2022	Dec. 31, 2021
Income Tax Disclosure [Abstract]
Income Taxes
4. Income Tax
Our effective tax rate may vary from the U.S. federal statutory tax rate due to the change in the mix of earnings in various state jurisdictions with different statutory rates, benefits related to tax credits, and the tax impact of non-deductible
expenses, stock award activities and other permanent differences between income (loss) before income taxes and taxable income. The effective tax rate for the three and nine months ended September 30, 2022 was 15.5% and 18.3%, respectively. The variance from the U.S. federal statutory tax rate of 21.0% was primarily due to the benefit related to tax credits, as well as the difference in statutory state rates and the tax impact of stock award activities. The variance is also a result of the valuation allowance established for state attributes. The effective tax rate for the three and nine months ended September 30, 2021 was 19.5% and 21.5%, respectively. The variance from the U.S. federal statutory tax rate of 21.0% was primarily due to the benefit related to tax credits, state taxes, the tax impact of stock award activities and the valuation allowance established for state attributes.

8. Income Taxes
We have historically operated as part of Ligand and not as a stand-alone company. We determined the OmniAb income tax provision as if OmniAb had joined in the consolidated federal income tax return and combined state income tax returns separate from Ligand. We recorded a current state income tax expense for the tax years ended December 31, 2021, 2020 and 2019 for certain OmniAb state minimum taxes. We recorded a deferred federal and state income tax benefit for the year ended December 31, 2021 and 2020 to reflect the change in the net deferred tax liability for the period. We recorded a deferred federal tax benefit and deferred state tax expense for the year ended December 31, 2019 to reflect the change in the net deferred tax liability for the period.

The components of the income tax expense (benefit) for continuing operations are as follows (in thousands):

	Year ended December 31,
	2021	2020	2019
Current expense (benefit):
Federal	$—	$—	$—
State	17	14	5

	17	14	5

Deferred expense (benefit):
Federal	(6,756)	(3,662)	(2,779)
State	(569)	(2,523)	3,336

	(7,325)	(6,185)	557

Income tax expense (benefit)	$(7,308)	$(6,171)	$562

A reconciliation of income tax expense (benefit) from continuing operations to the amount computed by applying the statutory federal income tax rate to the net loss from continuing operations is summarized as follows (in thousands):

	Year ended December 31,
	2021	2020	2019
Tax at federal statutory rate	$(7,214)	$(4,983)	$(2,736)
State, net of federal benefit	(350)	(188)	(207)
Contingent liabilities	(168)	(12)	(172)
Share-based compensation	1,143	1,253	847
Research and development credits	(1,064)	(573)	—
Change in uncertain tax positions	119	(6)	—
State tax rate change	37	(1,596)	2,840
Change in valuation allowance	228	—	—
Other	(39)	(66)	(10)

	$(7,308)	$(6,171)	$562

We remeasured certain deferred tax assets and liabilities based on the rates at which they are expected to reverse in the future, which is generally 21%. Significant components of the our deferred tax assets and liabilities as of December 31, 2021 and 2020 are shown below. We assess the positive and negative evidence to determine if sufficient future taxable income will be generated to use the existing deferred tax assets. Our evaluation of evidence resulted in management concluding that the majority of the our deferred tax assets will be realized.

We offset all deferred tax assets and liabilities by jurisdiction, as well as any related valuation allowance, and present them on our consolidated balance sheet as a non-current
deferred income tax asset or liability (as applicable). Deferred tax assets (liabilities) are comprised of the following:

	December 31,
	2021	2020
Deferred assets:
Net operating loss carryforwards	$6,618	$4,492
Research credit carryforwards	2,803	1,991
Stock compensation	1,703	1,373
Deferred revenue	1,768	772
Operating lease liabilities	3,088	577
Other	1,488	1,015
Valuation allowance for deferred tax assets	(526)	(403)

Net deferred tax assets	$16,942	$9,817
Deferred tax liabilities:
Identified intangibles	(35,114)	(37,479)
Operating lease assets	(2,973)	(560)
Other	(817)	(703)

Net deferred tax liabilities	$(38,904)	$(38,742)

Deferred income taxes, net	$(21,962)	$(28,925)

As of December 31, 2021, we had federal net operating loss carryforwards set to expire through 2037 of $27.3 million and $12.6 million of state net operating loss carryforwards that begin to expire in 2032. We also have $1.9 million of federal research and development credit carryforwards, which expire through 2028. We have $2.0 million of California research and development credit carryforwards that have no expiration date.
Pursuant to Section 382 and 383 of the Internal Revenue Code of 1986, as amended, utilization of our net operating losses and credits may be subject to annual limitations in the event of any significant future changes in its ownership structure. These annual limitations may result in the expiration of net operating losses and credits prior to utilization. The deferred tax assets as of December 31, 2021 are net of any previous limitations due to Sections 382 and 383.
We account for income taxes by evaluating a probability threshold that a tax position must meet before a financial statement benefit is recognized. The minimum threshold is a tax position that is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. Our remaining liabilities for uncertain tax positions are presented net of the deferred tax asset balances on the accompanying combined balance sheet.
A reconciliation of the amount of unrecognized tax benefits at December 31, 2021, 2020 and 2019 is as follows (in thousands):

	Year ended December 31,
	2021	2020	2019
Balance at beginning of year	$766	$589	$556
Additions based on tax positions related to the current year	128	94	—
Additions for tax positions of prior years	—	87	33
Reductions for tax positions in prior years	—	(4)	—

Balance at end of year	$894	$766	$589

Included in the balance of unrecognized tax benefits at December 31, 2021 is $0.8 million of tax benefits that, if recognized would impact the effective rate. There are no positions for which it is reasonably possible that the uncertain tax benefit will significantly increase or decrease within twelve months.
We recognize interest and penalties related to uncertain tax positions in income tax expense. As of December 31, 2021, 2020 and 2019, we recognized an immaterial amount of interest and penalties. We file income tax returns in the United States and various state jurisdictions with varying statutes of limitations. The federal statute of limitation remains open for the 2018 tax year to the present. The state income tax returns generally remain open for the 2017 tax year through the present. Net operating loss and research credit carryforwards arising prior to these years are also open to examination if and when utilized.